  Exhibit 10.2i

SUPPLEMENT NO. 9 dated as of November __, 2008, to the Security Agreement dated as of February 6, 2006 among CRC HEALTH CORPORATION, a Delaware corporation (f/k/a CRC HEALTH GROUP, INC.) (the “Borrower”), CRC HEALTH GROUP, INC., a Delaware corporation, (f/k/a/ CRCA Holdings, Inc.) (“Holdings”), and the Subsidiaries of the Borrower identified therein and CITIBANK, N.A., as Collateral Agent for the Secured Parties (as defined below).

A.           Reference is made to the Credit Agreement dated as of February 6, 2006 (as amended and restated as of November 17, 2006 and as subsequently amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders from time to time party thereto, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse, as Co-Documentation Agents.

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C.           The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit.  Section 7.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single contract.  Delivery by telecopier of an executed counterpart of a signature page to this Supplement shall be as effective as delivery of an original executed counterpart of this Supplement.  This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such New Subsidiary and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such New Subsidiary, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Subsidiary shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Security Agreement or the Credit Agreement.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

CRC HOLDINGS, LLC

By:
Name: Kevin Hogge
Title: Chief Financial Officer

Legal Name: CRC Holdings, LLC

Jurisdiction of Formation: Delaware

Location of Chief Executive office:

20400 Stevens Creek Blvd.

Suite 600

Cupertino, California 95014

Signature Page to Supplement to Security Agreement

CITIBANK, N.A.,
as Collateral Agent

By:
Name:
Title:

Signature Page to Supplement to Security Agreement

Schedule I to Security Agreement Supplement

Delaware